                                     90,000 UNITS

                                    CONSISTING OF

                $90,000,000 AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF

                          13% SENIOR DISCOUNT NOTES DUE 2005

                                         AND

                             360,000 WARRANTS TO PURCHASE

                                  360,000 SHARES OF

                                   COMMON STOCK OF

                              CELLNET DATA SYSTEMS, INC.


                                 PURCHASE AGREEMENT


                                                           November 21, 1995

SMITH BARNEY INC.
388 Greenwich Street
New York, New York  10013


Ladies and Gentlemen:

         CellNet Data Systems, Inc., a California corporation (the "COMPANY"), proposes, upon the terms and conditions set forth in this agreement ("AGREEMENT "), to issue and sell to Smith Barney Inc. (the "INITIAL PURCHASER") 90,000 units (the "UNITS") consisting in the aggregate of (i) $90,000,000 aggregate principal amount at maturity of the Company's 13% Senior Discount Notes due 2005 (the "NOTES"), and (ii) 360,000 warrants (the "WARRANTS"), each warrant entitling the holder thereof to purchase initially one (1) share (collectively, the "WARRANT SHARES") of the Company's Common Stock, no par value per share
(the "COMMON STOCK"). Each Unit will consist of $1,000 aggregate principal amount at maturity of Notes and four (4) Warrants. The

Notes will be issued under an indenture (the "INDENTURE"), dated as of June 15, 1995, between the Company and The Bank of New York, as trustee (the "TRUSTEE"), as amended by the First Supplemental Indenture dated as of November 21, 1995 between the Company and the Trustee (the "FIRST SUPPLEMENTAL INDENTURE"). The Warrants will be issued under a warrant agreement (the "WARRANT AGREEMENT"), dated as of June 15, 1995, between the Company and The Bank of New York, as warrant agent (the "WARRANT AGENT"), as amended by the First Supplemental Warrant Agreement dated as of November 21, 1995 between the Company and the Warrant Agent (the "FIRST SUPPLEMENTAL WARRANT AGREEMENT"). The Notes and the Warrants are collectively referred to herein as the "SECURITIES." This Agreement, the Indenture, the Securities, the Warrant Agreement, the First Supplemental Indenture, the First Supplemental Warrant Agreement, the Registration Rights Agreements (as defined in the third paragraph of Section 1 hereof) and the Registration Rights Agreements Amendments (as defined in the third paragraph of Section 1 hereof) are herein collectively referred to as the "TRANSACTION DOCUMENTS."

         The Company wishes to confirm as follows its agreement with the Initial Purchaser in connection with the purchase and resale of the Securities:


         1. OFFERING MEMORANDUM AND SUPPLEMENTAL OFFERING MEMORANDUM. The Securities will be offered and sold to the Initial Purchaser without registration under the Securities Act of 1933, as amended (the "ACT"), in reliance on exemptions therefrom. The Company has prepared an offering memorandum dated June 14, 1995 (the "ORIGINAL OFFERING MEMORANDUM"), a preliminary supplement to the Original Offering Memorandum dated November 8, 1995 (the "PRELIMINARY SUPPLEMENTAL OFFERING MEMORANDUM") and a supplement to the Original Offering Memorandum dated November 17, 1995 as supplemented by a letter dated November 20, 1995 (the "SUPPLEMENTAL OFFERING MEMORANDUM" and together with the Original Offering Memorandum, the "OFFERING MEMORANDUM"), setting forth information regarding the Company and the Securities. Unless stated herein to the contrary, all references herein to the Offering Memorandum are to the Original Offering Memorandum as supplemented by the Supplemental Offering Memorandum at the date hereof and do not include any supplement or amendment subsequent thereto. The Company hereby confirms that it has authorized the use of the Original Offering Memorandum as supplemented by the Supplemental Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchaser.

         The Company understands that the Initial Purchaser proposes to make offers and sales (the "EXEMPT RESALES") of the Securities purchased by the Initial Purchaser hereunder only on the terms and in the manner set forth in the Offering Memorandum and Section 2 hereof, as soon as the Initial Purchaser deems advisable after this Agreement has been executed and delivered, (i) to persons in the United States whom the Initial Purchaser reasonably believes to be qualified institutional buyers ("QUALIFIED INSTITUTIONAL BUYERS") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("RULE 144A"), in transactions under Rule 144A, (ii) to a limited number of other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) and
(7) under Regulation D of the Act) ("ACCREDITED INVESTORS") in private sales exempt from registration under the Act and (iii) outside the United States to persons other than U.S. persons in reliance upon Regulation S ("REGULATION S") under the Act (such persons specified in clauses (i), (ii) and (iii) being referred to herein as the "ELIGIBLE PURCHASERS"). As used herein the terms "United States" and "U.S. persons" have the meaning given them in Regulation S.

         It is also understood and acknowledged that holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement (the "NOTES REGISTRATION RIGHTS AGREEMENT ") attached hereto as EXHIBIT A-1 , dated as of June 15, 1995, by and among the Company and the Initial Purchaser as amended by the First Supplemental Notes Registration Rights Agreement substantially in the form attached hereto as EXHIBIT A-2 dated as of November 21, 1995 by and among the Company and the holders of the notes issued under the Indenture on June 15, 1995 (the "NOTES REGISTRATION RIGHTS AGREEMENT AMENDMENT"), and that holders (including subsequent transferees) of the Warrant Shares will have the registration rights set forth in the registration rights agreement (the "WARRANTS REGISTRATION RIGHTS AGREEMENT ," and together with the Notes Registration Rights Agreement, the "REGISTRATION RIGHTS AGREEMENTS ") attached hereto as EXHIBIT B-1 , dated as of June 15, 1995, by and among the Company and the Initial Purchaser as amended by the First Supplemental Warrants Registration Rights Agreement substantially in the form attached hereto as EXHIBIT B-2 dated as of November 21, 1995 by and among the Company and the holders of the warrants issued under the Warrant Agreement on June 15, 1995 (the "WARRANTS REGISTRATION RIGHTS AGREEMENT AMENDMENT" and together with the Notes Registration Rights Agreement Amendment, the "REGISTRATION RIGHTS AGREEMENTS AMENDMENTS").

         The Initial Purchaser covenants and agrees with the Company that it will deliver an Offering Memorandum in connection with each Exempt Resale (to the extent made available by the Company) if the Company has not already done so and will not after the date of this Agreement deliver any other offering materials other than the Offering Memorandum or any amendment or supplement thereto in connection with any Exempt Resale without the prior consent of the Company. In addition, the Initial Purchaser shall advise the Company (which advice may be by telephone) when its initial distribution of the Securities has been completed.

         2.   AGREEMENTS TO SELL, PURCHASE AND RESELL.

         (a) The Company hereby agrees, subject to all of the terms and conditions set forth herein, and upon the basis of the representations, warranties and agreements of the Initial Purchaser, to issue and sell to the Initial Purchaser and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all of the terms and conditions set forth herein, the Initial Purchaser agrees to purchase from the Company all of the Securities at a purchase price equal to $549.231 per Unit; PROVIDED , HOWEVER that the Initial Purchaser shall have no obligation to take or pay for any Units, Notes or Warrants to the extent that any person to whom it intends to effect an Exempt Resale fails or refuses to purchase on the Closing Date the Securities which such Person was to purchase pursuant to the terms of such agreed upon Exempt Resale.

         (b) The Initial Purchaser has advised the Company that it will offer the Securities for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. The Initial Purchaser hereby represents and warrants to, and agrees with, the Company that the Initial Purchaser (i) will not solicit offers for, or offer to sell, the Securities by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Act, and (ii) will solicit offers for the Securities only from, and will offer, sell or deliver the Securities as part of its initial offering, only to (A) persons in the United States whom the Initial Purchaser reasonably believes to be Qualified Institutional Buyers, or if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, in each case, in transactions under Rule 144A, (B) to a limited number of Accredited Investors that make the representations to and agreements with the Initial Purchaser specified in Annex A to the Offering Memorandum in private sales exempt from registration under the Act and (C) outside the United States to persons other than U.S. persons in reliance on Regulation S.

         The Initial Purchaser has advised the Company that it will offer the Units to Eligible Purchasers at a price initially equal to $562.736 per Unit, plus the additional accreted value, if any, on the Notes from the date of issuance of the Units. Such price may be changed by the Initial Purchaser at any time thereafter without notice.

         (c) The Initial Purchaser represents and warrants that (i) it has not offered or sold, and will not offer or sell, directly or indirectly, any of the Securities in the United Kingdom by means of any document, other than to persons whose ordinary business it is to buy or sell shares or debentures whether as principal or agent (except in circumstances which do not constitute an offer to the public within the meaning of the Companies Act of 1985), (ii) it has complied with and will comply with all applicable provisions of the Financial Services Act of 1986 with respect to anything done by the Initial Purchaser in relation to the Securities in, from or otherwise involving the United Kingdom and (iii) it has issued or passed on and will issue or pass on in or from the United Kingdom to any persons any document received by the Initial Purchaser in connection with the issue of the Securities only if the recipient is of a kind described in
Article 9(3) of the Financial Services Act of 1986 (Investment Advertisements) (Exemptions) Order 1988, as amended.

         (d) The Initial Purchaser represents and warrants that, with respect to Securities offered and sold or to be offered and sold pursuant to Regulation S, it has offered and sold the Securities and agrees that it will offer and sell the Securities (i) as part of its initial distribution at any time and (ii) otherwise until expiration of the Restricted Period (as defined in Regulation
S), only in accordance with Rule 903 of Regulation S or as otherwise permitted pursuant to paragraph (c) above. Accordingly, the Initial Purchaser represents and agrees that with respect to Securities offered and sold or to be offered and sold pursuant to Regulation S, the Initial Purchaser, its affiliates and any persons acting on its behalf or on behalf of its affiliates have not engaged or will not engage in any directed selling efforts with respect to the Securities, and it and its affiliates have complied and will comply with the offering restrictions requirements of Regulation S. The Initial Purchaser agrees that, at or prior to confirmation of any sale of Securities pursuant to Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases such Securities from the Initial Purchaser during the restricted period a confirmation or notice to substantially the following effect:

    "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Act"), and may not be offered or sold within the

    United States or to, or for the account or benefit of, U.S. persons (i) as part of their initial distribution at any time or (ii) otherwise until expiration of the Restricted Period (as defined in Regulation S under the Act), except in either case in accordance with Regulation S or Rule 144A under the Act. Terms used above have the respective meanings given to them in Regulation S under the Act."

         The Initial Purchaser understands that the Company and, for the purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 7(c)(xiii) and 7(d) hereof, counsel to the Company and counsel to the Initial Purchaser, will rely upon the accuracy and truth of the foregoing representations and agreements and the Initial Purchaser hereby consents to such reliance.

         3. DELIVERY OF THE SECURITIES AND PAYMENT THEREFOR . Delivery to the Initial Purchaser of and payment for the Securities shall be made at the office of Cahill Gordon & Reindel, at 10:00 A.M., New York City time, on November 21, 1995 (the "CLOSING DATE "). The place of closing for the Securities and the Closing Date may be varied by agreement between the Initial Purchaser and the Company.

         The Securities will be delivered to the Initial Purchaser against payment of the purchase price therefor by certified or cashier's check or checks payable to the order of the Company in New York Clearing House (next day) funds in accordance with written instructions from the Company. The Notes will be represented by a global security (the "GLOBAL NOTE ") and the Warrants will be represented by a global security (the "GLOBAL WARRANT ", and together with the Global Note, the "GLOBAL SECURITIES ") and/or by additional certificated securities, and will be registered, in the case of each of the Global Securities, in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC "), and in the other cases, in such names and in such denominations as the Initial Purchaser shall request prior to 1:00 p.m., New York City time, on the third business day preceding the Closing Date. The Securities to be delivered to the Initial Purchaser shall be made available to the Initial Purchaser in New York City for inspection and packaging not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date.

         4. AGREEMENTS OF THE COMPANY. The Company agrees with the Initial Purchaser as follows:

         (a)  During the period of time specified in clause (e) below of this
    Section 4 the Company will advise the Initial Purchaser promptly and, if requested by it, will promptly confirm such advice in writing, of any material change, or of any event or condition which is reasonably likely to result in a material change, in the condition (financial or other), business, prospects, liabilities (contingent or otherwise), properties, net worth, solvency or results of operations of the Company and the Subsidiaries (as defined in Section 5(i) hereof) taken as a whole (whether or not arising in the ordinary course of business), or of the happening of any event, any information becoming known or the existence of any condition which would require any amendment or supplement to the Offering Memorandum (as then amended or supplemented) so that the Offering Memorandum (as so amended or supplemented) would not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) The Company will furnish to the Initial Purchaser, without charge, such number of copies of the Offering Memorandum and any amendments or supplements thereto, as it may reasonably request.

         (c) The Company will not make any amendment or supplement to the Preliminary Supplemental Offering Memorandum or to the Offering Memorandum of which the Initial Purchaser shall not previously have been furnished a copy of a reasonable time prior to the making thereof or, at any time prior to the payment for the Securities on the

    Closing Date, to which it shall reasonably object after being so advised.

         (d) The Company consents to the use of the Offering Memorandum (and of any amendment or supplement thereto prepared in accordance with Section 4(c) hereof) in accordance with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Initial Purchaser and by all dealers to whom Securities may be sold, in connection with the offering and sale of the Securities.

         (e) If, at any time prior to completion of the distribution of the Securities by the Initial Purchaser to Eligible Purchasers, any event shall occur, any information shall become known or any condition shall exist that in the judgment of the Company or in the opinion of counsel for the Initial Purchaser would require any amendment or supplement to the Offering Memorandum (as then amended or supplemented) so that the Offering Memorandum (as so amended or supplemented) would not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will, in each such case subject to Section 4(c) hereof, forthwith prepare, at the sole expense of the Company, an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchaser and dealers that number of copies thereof as they shall request.

         (f) The Company will cooperate with the Initial Purchaser and with its counsel in connection with the qualification of the Securities for offering and sale by the Initial Purchaser and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; PROVIDED, HOWEVER, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

         (g) For a period of five (5) years after the Closing Date, the Company will furnish to the Initial Purchaser (i) as soon as available, a copy of each quarterly or annual report of the Company mailed to stockholders or filed with the Securities and Exchange Commission (the "COMMISSION "), and (ii) from time to time such other information concerning the Company as the Initial Purchaser may reasonably request.

         (h) The Company will apply the net proceeds from the sale of the Securities in accordance with the description set forth under "Use of Proceeds" in the Offering Memorandum.

         (i) Except as stated in this Agreement and in the Offering Memorandum, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities. Except as permitted by the Act, the Company will not distribute any offering material in connection with the Exempt Resales. The Company will not, and will not permit any person acting on its behalf to, solicit any offers to buy and will not offer to sell the Securities by means of any form of general solicitation or general advertising or by means of any directed selling efforts (as defined under Regulation S and the Commission's releases related thereto).

         (j) The Company will use its best efforts to cause the Securities to be eligible for trading on The PORTAL Market.

         (k) From and after the Closing Date, so long as any of the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act or, if earlier, until three years after the Closing

    Date, and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Company will furnish to holders and beneficial owners of the Securities and prospective purchasers of Securities designated by such holders, upon request of such holders or beneficial owners or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resales of the Securities.

         (l) The Company agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Act of the sale by the Company to the Initial Purchaser or by the Initial Purchaser to the Eligible Purchasers of the Securities.

         (m) The Company agrees to comply in all material respects with the terms and conditions of the Registration Rights Agreements (as amended by the Registration Rights Agreements Amendments), the Warrant Agreement (as amended by the First Supplemental Warrant Agreement) and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book entry" transfer.

         (n) The Company agrees that prior to any registration of the Notes pursuant to the Notes Registration Rights Agreement (as amended by the Notes Registration Rights Agreement Amendment), or at such earlier time as may be so required, the Indenture shall be qualified under the Trust Indenture Act of 1939 (the "1939 ACT ") and will enter into any necessary supplemental indentures in connection therewith.

         (o) Prior to the Closing Date, the Company will furnish to the Initial Purchaser, as soon as they have been prepared by the Company, a copy of any unaudited interim consolidated quarterly financial statements of the Company for any period subsequent to the period covered by the most recent consolidated financial statements of the Company appearing in the Offering Memorandum.

         (p) The Company shall not, until 90 days following the Closing Date, without the prior written consent of the Initial Purchaser, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued by the Company (other than the Securities, any debt securities of the Company issued pursuant to the Notes Registration Rights Agreement (as amended by the Notes Registration Rights Agreement Amendment) in exchange for the Notes or any notes issued pursuant to the Indenture on June 15, 1995 and indebtedness permitted under the Indenture).

         (q) The Company will not claim voluntarily, and will, subject to the fiduciary duties of the Board of Directors of the Company and applicable law, resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

         (r) The Company will do and perform in all material respects all things required to be done and performed under this Agreement and the other Transaction Documents by it on, prior to, and after the Closing Date.

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Initial Purchaser on the date hereof and as of the Closing Date that:

         (a) No order or decree preventing the use of the Preliminary Supplemental Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

         (b) The Preliminary Supplemental Offering Memorandum as of its date, and the Offering Memorandum as of the date of the Supplemental Offering Memorandum and as of the Closing Date and any amendment or supplement thereto as of its date and as of the Closing Date, did not and will not (as of the Closing Date) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply (i) to statements in or omissions from the Preliminary Supplemental Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by or on behalf of the Initial Purchaser expressly for use therein and (ii) statements in or omissions from the Preliminary Supplemental Offering Memorandum that are supplemented, revised or added in the Offering Memorandum. The Company makes no representation or warranty with respect to any projected financial information or other forecasts except as provided in Section 5(r) of this Agreement.

         (c) The Indenture has been duly and validly authorized, executed and delivered by the Company and, assuming due authorization, execution, delivery and performance by the Trustee, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity; the Indenture, as amended by the First Supplemental Indenture, conforms in all material respects to the description thereof in the Offering Memorandum; and no qualification of the Indenture, as amended by the First Supplemental Indenture, under the 1939 Act is required in connection with the offer and sale of the Securities contemplated hereby or in connection with the Exempt Resales. The First Supplemental Indenture has been duly and validly authorized by the

    Company and, upon its execution, delivery and performance by the Company and assuming due authorization, execution, delivery and performance by the Trustee, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity.

         (d) The Securities have been duly authorized by the Company, and, when executed by the Company and, in the case of the Notes, authenticated by the Trustee in accordance with the Indenture, as amended by the First Supplemental Indenture, or in the case of the Warrants, countersigned by the Warrant Agent in accordance with the provisions of the Warrant Agreement, as amended by the First Supplemental Warrant Agreement, and, in each case, delivered to the Initial Purchaser against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company, in the case of the Notes, entitled to the benefits of the Indenture, as amended by the First Supplemental Indenture, and, in the case of the Warrants, entitled to the benefit of the Warrant Agreement, as amended by the First Supplemental Warrant Agreement, and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and the Securities conform in all material respects to the description thereof in the Offering Memorandum.

         (e) When issued in accordance with the terms and conditions contained in the Warrant Agreement, as amended by the First Supplemental Warrant Agreement, upon exercise of the Warrants, the Warrant Shares will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights. The Warrant Shares have been duly reserved for issuance in accordance with the terms of the Warrants and the Warrant Agreement, as amended by the First Supplemental Warrant Agreement.

         (f) The Warrants, when issued and sold, will represent the right to acquire upon exercise initially not less than approximately 2.22% of the outstanding common equity of the Company on a fully diluted basis as of the Closing Date (fully diluted to be calculated by giving effect to the maximum number of shares of common equity of the Company deliverable upon exercise, conversion or exchange of all vested stock options and restricted stock and in the money warrants outstanding as of the Closing Date including, without limitation, the Warrants and excluding unvested outstanding stock options and restricted stock repurchaseable at cost by the Company).

         (g) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights and were issued and sold in compliance in all material respects with all applicable Federal and state securities laws.

         (h) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify could not, singly or in the aggregate with all other such failures, reasonably be expected to have a material adverse effect on the condition (financial or other), business, prospects, liabilities (contingent or otherwise) properties, net worth, solvency or results of operations of the Company and the Subsidiaries, taken as a whole (any such event, a "MATERIAL ADVERSE EFFECT").

         (i) All of the Company's subsidiaries (as defined in the Act) are referred to herein individually as a "SUBSIDIARY " and collectively as the "SUBSIDIARIES." Each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or be in good standing could not, singly or in the aggregate with all other such failures, reasonably be expected to have a Material Adverse Effect. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are wholly owned by the Company directly or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as described in the Offering Memorandum.

         (j) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries or to which the Company or any of the Subsidiaries or any of their respective properties or assets is subject, that are not disclosed in the Offering Memorandum and that, if adversely decided, could, singly or in the aggregate with all other such proceedings, reasonably be expected to have a Material Adverse Effect or materially affect the issuance of the Securities or the consummation of any of the transactions contemplated by the Transaction Documents. Neither the Company nor any Subsidiary is involved in any strike, job action or labor dispute with any group of employees, and, to the knowledge of the Company, no such action or dispute is threatened.

         (k) No statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction to which the Company or any of the Subsidiaries is subject has been issued or is pending that (x) would interfere with or adversely affect the issuance of the Securities or (y) would in any manner draw into question the validity of this Agreement or any other Transaction Document.

         (l) To the knowledge of the Company, neither the Company nor any of the Subsidiaries has violated any Federal, state or local law relating to discrimination in hiring, promotion or pay of employees.

         (m) Neither the Company nor any of the Subsidiaries is (i) in violation of (A) its certificate or articles of incorporation or bylaws or other organizational documents or (B) of any statute, ordinance, law, administrative or governmental rule or regulation or filing or judgment, injunction, order or decree of any court or governmental agency or body applicable to the Company or any of the Subsidiaries or any of their respective properties or assets (collectively, "LAW AND LEGAL REQUIREMENTS "), except where any such violation could not, singly or in the aggregate with all other such violations, reasonably be expected to have a Material Adverse Effect or (ii) in breach of or in default in the performance of (including any event which, with notice or lapse of time or both, would constitute a breach of or a default in the performance of) any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness, material agreement, indenture, material lease or other material instrument to which the Company or any of the Subsidiaries is a party or by which any of the Company and the Subsidiaries or any of their respective properties may be bound (collectively, "AGREEMENTS AND INSTRUMENTS"), except (a) as may be disclosed in the Offering Memorandum or (b) where any such breach or default could not, singly or in the aggregate with all other such breaches and defaults, reasonably be expected to have a Material Adverse Effect.

         (n) The issuance, offer, sale and delivery of the Securities, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (it being understood that no representation or warranty is made with respect to any Consents or Filings, provisions of the certificate or articles of incorporation or bylaws or other organizational documents, Agreements or Instruments or Law or Legal Requirements not in existence on the date hereof or on the Closing
    Date): (i) require any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (collectively, "CONSENTS AND FILINGS "), except (A) such as may be required under the Act in connection with the performance of the Company's obligations under the Registration Rights Agreements and the qualification of the Indenture under the 1939 Act in connection with the consummation of the transactions contemplated by the Notes Registration Rights Agreement and (B) compliance with the securities or Blue Sky laws of various jurisdictions; (ii) conflict with or constitute a breach of or a default under (including any event which, with notice or lapse of time or both, would constitute a breach of or a default under), the certificate or articles of incorporation or bylaws or other organizational documents of the Company or any of the Subsidiaries; (iii) conflict with or constitute a breach of or a default under (including any event which, with notice or lapse of time or both, would constitute a breach of or a default under) any Agreement or Instrument, except any such conflict, breach or default that could not, singly or in the aggregate with all other such conflicts, breaches and defaults, reasonably be expected to have a Material Adverse Effect; (iv) violate any Law or Legal Requirement, except any such violation that could not, singly or in the aggregate with all other such violations, reasonably be expected to have a Material Adverse Effect; and (v) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any Agreement or Instrument.

         (o) No consents or waivers from any other person are required for the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company or, as applicable, any of the Subsidiaries and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained and are in full force and effect.

         (p) Deloitte & Touche LLP, who has certified the consolidated financial statements of the Company included as part of the Offering Memorandum, is, to the knowledge of the Company, a firm of independent public accountants under Rule 101 of the AICPA's Code of Professional Conduct and its interpretation and rulings.

         (q) The consolidated financial statements of the Company included in the Offering Memorandum, together with the related notes thereto, (1) are identical to the consolidated financial statements of the Company upon which Deloitte & Touche LLP have issued their audit report and which are attached as Annex A to the comfort letter referred to in Section 7(e) of this Agreement and (2) present fairly the consolidated financial position, results of operations and cash flows of the Company, at the dates and for the periods to which they relate, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP "). The PRO FORMA financial information (including the notes thereto) included in the Offering Memorandum (A) present fairly in all material respects the information shown therein and (B) have been properly computed on the basis described therein.

         (r) The projections contained in the Offering Memorandum have been prepared by the Company and are based on the reasonable and good faith estimates and assumptions of the Company and the Company has no reason to believe that such estimates and assumptions are not fair and reasonable, it being recognized that projections as to future events are not to be viewed as fact and that actual results during the period or periods covered by any such projections will differ from the projected results and that the differences may be material.

         (s) The Company has all the requisite power and authority to execute, deliver and perform each of its obligations under each of the Transaction Documents; the execution and delivery of, and the performance by the Company of each of its obligations under, each of the Transaction Documents have been duly and validly authorized by the Company, and each of the Transaction Documents has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution under such Transaction Document may be limited by Federal or state securities laws or principles of public policy.

         (t) Except as disclosed in the Offering Memorandum, subsequent to the date as of which such information is given in the Offering Memorandum, neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into or agreed to enter into any transaction, whether or not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any material change in the capital stock, or material increase in the short-term or long-term debt, of the Company or any of the Subsidiaries, or any material adverse change, or any development involving or which could reasonably be expected to involve a prospective material adverse change, in or affecting the condition (financial or other), business, prospects, liabilities (contingent or otherwise), properties, net worth, solvency or results of operations of the Company and the Subsidiaries, taken as a whole (whether or not arising in the ordinary course of business), and there have not been dividends or distributions of any kind declared, paid or made by the Company or any Subsidiary on any class of its capital stock.

         (u) The Company and the Subsidiaries have good and marketable title to all property (real and personal) described in the Offering Memorandum as being owned by them (or reflected in the financial statements, included in the Offering Memorandum), free and clear of all liens, claims, security interests or other encumbrances, except such as are described in the Offering Memorandum (or noted in such financial statements) and except for any such lien, claim, security interest or other encumbrance which could not, singly or in the aggregate with all other liens, claims, security interests or encumbrances, reasonably be expected to have a Material Adverse Effect, and all the property described in the Offering Memorandum as being held under lease by each of the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases, with only such exceptions as in the aggregate are not materially burdensome and do not interfere in any material respect with the conduct of the business of the Company and the Subsidiaries, taken as a whole, and no default by the Company or any of the Subsidiaries has occurred and is continuing thereunder, except such as are described in the Offering Memorandum or as could not, singly or in the aggregate with all such other defaults, reasonably be expected to have a Material Adverse Effect, and to the knowledge of the Company no material defaults by the landlord are existing under any such lease.

         (v) Except as permitted by the Act, the Company has not distributed and, prior to the later to occur of the Closing Date and completion of the initial distribution of the Securities (which includes the sale by the Initial

    Purchaser), will not distribute any offering material in connection with the offering and sale of the Securities other than the Offering Memorandum (and any amendment or supplement thereto in accordance with Section 4(c) hereof).

         (w) Except as set forth in the Offering Memorandum, the Company and each of the Subsidiaries have all such permits, licenses, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities ("PERMITS") as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner conducted as of the Closing Date as described in the Offering Memorandum, except to the extent that the failure to have any such Permit could not, singly or in the aggregate with all other such failures, reasonably be expected to have a Material Adverse Effect; the Company and each of the Subsidiaries have fulfilled and performed, in all material respects, all their respective material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or has resulted or after notice or lapse of time would result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Offering Memorandum and except to the extent that any such revocation or termination could not, singly or in the aggregate with all other such revocations and terminations, reasonably be expected to have a Material Adverse Effect; and, except as described in the Offering Memorandum, none of the Permits contains any restriction that is materially burdensome to the Company or any of the Subsidiaries.

         (x) To the knowledge of the Company, neither the Company nor any of the Subsidiaries, nor to the knowledge of the Company, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which violation could, singly or in the aggregate with all other such violations, reasonably be expected to have a Material Adverse Effect.

         (y) Except as disclosed in the Offering Memorandum, the Company and each of the Subsidiaries have filed all tax returns required to be filed, and such returns are true and correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, except where the failure to file any such return or make any such payment could not, singly or in the aggregate with all other such failures, reasonably be expected to have a Material Adverse Effect. The Company does not know of any material proposed additional tax assessments against it or any Subsidiary.

         (z) Except as provided in the Shareholders' Agreement dated August 15, 1994, no holder of any security of the Company (other than holders of the Securities) has any right to request or demand registration of any security of the Company because of the consummation of the transactions contemplated by the Transaction Documents. Except as described in the Offering Memorandum, other than the Warrants to be issued and sold pursuant to this Agreement and the warrants issued on June 15, 1995 pursuant to the Warrant Agreement, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments or arrangements to issue, any shares of capital stock of the Company or any of the Subsidiaries or any security convertible into or exchangeable or exercisable for capital stock of the Company or any of the Subsidiaries.

         (aa) Except as set forth in the Offering Memorandum, the Company and each of the Subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Offering Memorandum as being owned by any of them or, to the knowledge of the Company, necessary for the conduct of their respective businesses (collectively, the "INTELLECTUAL PROPERTY"), except to the extent that the failure to own or possess such Intellectual Property could not, singly or in the aggregate with all such other failures, reasonably be expected to result in any Material Adverse Effect, and, except as set forth in the Offering Memorandum, the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of the Subsidiaries with respect to the foregoing, except to the extent that any such claim or challenge could not, singly or in the aggregate with all such other claims or challenges, reasonably be expected to result in any Material Adverse Effect. To the knowledge of the Company, the use of such Intellectual Property in connection with the business and operations of the Company and the Subsidiaries does not infringe on the rights of any person.

         (ab) The Company is not and, upon sale of the Securities to be issued and sold hereby in accordance herewith and the application of the net proceeds to the Company of such sale as described in the Offering Memorandum under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (ac) When the Securities are issued and delivered pursuant to this Agreement, such Securities will not be of the same class (within the meaning of Rule 144A(d)(3) under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated interdealer quotation system.

         (ad) The Company has not directly, or through any agent (provided that no representation is made as to the Initial Purchaser or any person acting on its behalf): (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) that is or will be integrated with the offering and sale of the Securities in a manner that would require the registration of the Securities under the Act; (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offering of the Securities including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; or (iii) engaged in any directed selling efforts within the meaning of Rule 903 under the Act and the Commission's Release No. 33-6883. No securities of the same class as the Notes or Warrants have been issued and sold by the Company within the six-month period immediately prior to the date hereof, other than notes and warrants substantially identical to the Notes and Warrants issued and sold pursuant to the transactions contemplated by the Original Offering Memorandum.

         (ae) Assuming (i) that the representations and warranties in Section 2 hereof are true and correct in all material respects, (ii) that the Initial Purchaser complies in all material respects with the covenants set forth in Section 2 hereof and (iii) that each person to whom the Initial Purchaser offers, sells or delivers the Securities is an Eligible Purchaser, the purchase and sale of the Securities pursuant hereto (including the Initial Purchaser's proposed offering of the Securities on the terms and in the manner set forth in the Offering Memorandum and
    Section 2 hereof) is exempt from the registration requirements of the Act.

         (af) The Company and the Subsidiaries are in compliance with, and not subject to any liability under, the common law and all applicable federal, state, local and foreign laws, regulations, rules, codes, ordinances, directives, and orders relating to pollution or to protection of public or employee health or safety or to the environment, including, without limitation, those that relate to any Hazardous

    Material (as defined herein) ("ENVIRONMENTAL LAWS"), except, in each case, where noncompliance or liability, singly or in the aggregate with all other such noncompliance and liabilities, could not reasonably be expected to have a Material Adverse Effect. The term "HAZARDOUS MATERIAL " means any pollutant, contaminant or waste, or any hazardous, dangerous, or toxic chemical, material, waste, substance or constituent subject to regulation under any Environmental Law.

         (ag) The Company is not, nor will it be, after giving effect to the issuance of the Securities and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (i) insolvent, (ii) left with unreasonably small capital with which to engage in its anticipated businesses or (iii) incurring debts beyond its ability to pay such debts as they mature.

         (ah) The Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

         6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Supplemental Offering Memorandum or Offering Memorandum (including the Exhibits thereto) or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to the Initial Purchaser, insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Initial Purchaser furnished in writing to the Company by or on behalf of such Initial Purchaser expressly for use therein.
The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have; PROVIDED, HOWEVER, that the indemnification contained in this paragraph (a) with respect to the Preliminary Supplemental Offering Memorandum shall not inure to the benefit of an Initial Purchaser (or to the benefit of any person controlling such Initial Purchaser) on account of any such loss, claim, damage, liability or expense arising from the sale of the Securities by such Initial Purchaser to any person if it is established in the related proceeding that each untrue statement or alleged untrue statement contained in, or omission or alleged omission of a material fact from, the Preliminary Supplemental Offering Memorandum upon which such loss, claim, damage, liability or expense is based was completely corrected in the Offering Memorandum and that such Initial Purchaser sold Securities to that person without sending or giving at or prior to the written confirmation of such sale, a copy of the Offering Memorandum (as then amended or supplemented), which the Company has previously furnished sufficient copies thereof to such Initial Purchaser as required hereby.

         (b) If any action, suit or proceeding shall be brought against the Initial Purchaser or any person who controls the Initial Purchaser in respect of which indemnity may be sought against the Company, the Initial Purchaser or any such person who controls the Initial Purchaser shall promptly notify the parties against whom indemnification is being sought (the "INDEMNIFYING PARTIES"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified parties and payment of all reasonable fees and expenses. The Initial Purchaser or any person who controls the Initial Purchaser shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Initial Purchaser or any such person who controls the Initial Purchaser unless (i) the indemnifying parties have agreed to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel reasonably satisfactory to the indemnified parties on a timely basis, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Initial Purchaser or any such person who controls the Initial Purchaser and any of the indemnifying parties and the Initial Purchaser or any such person who controls the Initial Purchaser shall have been advised by its counsel that representation of such indemnified party and any such indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Initial Purchaser or any such person who controls the Initial Purchaser). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Initial Purchaser and any such person who controls the Initial Purchaser, which firm shall be designated in writing by Smith Barney Inc. and be reasonably acceptable to the Company, and that all such fees and expenses shall be reimbursed on a monthly basis as provided in paragraph (a) hereof. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent (which shall not be unreasonably withheld or delayed), but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless the Initial Purchaser, to the extent provided in paragraph (a), and any person who controls the Initial Purchaser from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

         (c) The Initial Purchaser agrees to indemnify and hold harmless the Company, and its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to the Initial Purchaser set forth in paragraph (a) hereof, but only with respect to information relating to such Initial Purchaser furnished in writing by or on behalf of such Initial Purchaser expressly for use in the Preliminary Supplemental Offering Memorandum or Offering Memorandum or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors or officers, or any such controlling person based on the Preliminary Supplemental Offering Memorandum or Offering Memorandum, or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Initial Purchaser pursuant to this paragraph (c), the Initial Purchaser shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof the Initial Purchaser shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Initial Purchaser's expense), and the Company, its directors and officers, and any such controlling person shall have the rights and duties given to the Initial Purchaser by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Initial Purchaser may otherwise have.

         (d) If the indemnification provided for in this Section 6 is unavailable for any reason to an indemnified party under paragraphs (a) or (c) hereof or is insufficient to hold any such indemnified party completely harmless in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand from the offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchaser on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchaser, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company on the one hand and the Initial Purchaser on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Initial Purchaser on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or depending on any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price of the Securities purchased by it exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. Each successor to the Initial Purchaser or any person who controls the Initial Purchaser, or to the Company, their respective directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

         (g) No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, or indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional written release of such indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability on claims that are the subject matter of such proceeding.

         7. CONDITIONS OF THE INITIAL PURCHASER'S OBLIGATIONS. The obligations of the Initial Purchaser to purchase the Securities hereunder is subject to the fulfillment, in the Initial Purchaser's sole discretion, of the following conditions:

         (a) At the time of execution of this Agreement and on the Closing Date, no order or decree preventing the use of the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued, and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, be contemplated. No order suspending the sale of the Securities in any jurisdiction shall have been issued, and no proceedings for that purpose shall have been commenced or shall be pending or, to the knowledge of the Company, shall be contemplated.

         (b) Subsequent to the date hereof except that the Company shall have continued to incur substantial operating losses, (i) there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), business, prospects, liabilities (contingent or otherwise), properties, assets, net worth, solvency or results of operations of the Company or any of the Subsidiaries, and (ii) the conduct of the business and operations of the Company and the Subsidiaries has not been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) and, except as otherwise stated in the Offering Memorandum, the properties of each of the Company and the Subsidiaries have not sustained any loss or damage (whether or not insured) as a result of any such occurrence, except any such interference, loss or damage which could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (c) The Initial Purchaser shall have received on the Closing Date an opinion of Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Company, dated the Closing Date and addressed to the Initial Purchaser, in form and substance satisfactory to Cahill Gordon & Reindel, counsel for the Initial Purchaser, to the effect that:

              (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of California with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly registered and qualified to conduct its business and is in good standing as a foreign corporation in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing could not, singly or in the aggregate with all other such failures, reasonably be expected to have a Material Adverse Effect;

              (ii) Each domestic Subsidiary is a corporation duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Offering Memorandum and is duly registered and qualified to conduct its business and is in good standing as a foreign corporation in each jurisdiction where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or to be in good standing could not, singly or in the aggregate with all other such failures, reasonably be expected to have a Material Adverse Effect; and, to the knowledge of such counsel except as described in the Offering Memorandum, all the outstanding shares of capital stock of each of the domestic Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company, directly or through Subsidiaries, free and clear of any perfected security interest or, to the knowledge of such counsel, any other security interest, lien, adverse claim, equity or other encumbrance (except Permitted Liens (as defined in the Indenture) permitted by the Indenture);

              (iii) The authorized capital stock of the Company is as set forth in the first paragraph under the caption "Description of Capital Stock" in the Offering Memorandum;

              (iv) The Company has corporate power and authority to enter into this Agreement and the other Transaction Documents and to issue, sell and deliver the Securities to be sold by it to the Initial Purchaser as provided herein, and this Agreement and each of the other Transaction Documents (other than the Securities) have been duly authorized, executed and delivered by the Company and each of the Transaction Documents (other than this Agreement) are valid, legal and binding agreements of the Company, enforceable against the Company in accordance with their respective terms;

              (v) No qualification of the Indenture under the 1939 Act is required in connection with the offer and sale of the Securities contemplated hereby or in connection with the Exempt Resales;

              (vi) The Securities have been duly and validly authorized by the Company, and, when executed by the Company and, in the case of the Notes, authenticated by the Trustee in accordance with the Indenture, as amended by the First Supplemental Indenture, or in the case of the Warrants, countersigned by the Warrant Agent in accordance with the terms of the Warrant Agreement, as amended by the First Supplemental Warrant Agreement, and, in each case, delivered to the Initial Purchaser against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company, entitled to the benefits of, with respect to the Notes, the Indenture, as amended by the First Supplemental Indenture, and, with respect to the Warrants, the Warrant Agreement, as amended by the First Supplemental Warrant Agreement;

              (vii) The Warrant Shares have been duly reserved by the Company for issuance upon exercise of the Warrants in sufficient number to cover the exercise of all of the Warrants at the initial number of Warrant Shares deliverable upon exercise of the Warrants, and the issuance of the Warrant Shares upon exercise of the Warrants has been duly and validly authorized, and the Warrant Shares, when paid for and delivered in accordance with the terms of the Warrants and the Warrant Agreement, as amended by the First Supplemental Warrant Agreement, will be validly issued, fully paid and nonassessable, and to such counsel's knowledge no holder of any securities of the Company has preemptive or similar rights applicable to the Warrants or the Warrant Shares other than as disclosed in the Offering Memorandum; and the issuance of the Warrants will not result in any anti-dilution adjustment under any instrument or agreement known to such counsel governing any capital stock of the Company;

              (viii) (x) The offer, sale or delivery of the Securities as of the Closing Date and (y) the execution, delivery or performance by the Company of this Agreement and the other Transaction Documents, compliance by the Company with the provisions hereof or thereof and consummation by the Company of the transactions contemplated hereby or thereby do not and will not conflict with and do not and will not constitute a breach of, or a default under (including any event which, with notice or lapse of time or both, would be a breach of or a default under), (a) the certificate or articles of incorporation or bylaws or other organizational documents of the Company or any of the Subsidiaries as in effect on the Closing Date or (b) the Indenture, the Warrant Agreement, either Registration Rights Agreement, or any other Agreement or Instrument known to such counsel as in effect on the Closing Date, except, with respect to this clause (b) any such conflict, breach or default that could not, singly or in the aggregate, with all such other conflicts, breaches and defaults, reasonably be expected to have a Material Adverse Effect, and other than as described in the Offering Memorandum, will not result in the creation or imposition of any lien, charge or encumbrance (except Liens (as defined in the Indenture) permitted by the Indenture) upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any Agreement or Instrument known to such counsel as in effect as of the Closing Date, and no such action will result in any violation of any Law or Legal Requirement in effect as of the Closing Date which in such counsel's experience are customarily applicable to transactions of the type contemplated by the Transaction Documents (assuming compliance with all applicable state securities and Blue Sky laws and, in the case of the Registration Rights Agreements, the Act, the Exchange Act and the 1939 Act);

              (ix) No Consent or Filing based on Law or Legal Requirements as in effect on the Closing Date is required on the part of the Company or any of the Subsidiaries for the valid issuance and sale of the Securities to the Initial Purchaser as contemplated by this Agreement or the execution, delivery or performance by the Company and the Subsidiaries of each of the Transaction Documents, to the extent a party thereto, except (A) as have been obtained and are in full force and effect and (B) as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Securities or such as may be required under the Act, the Exchange Act or the 1939 Act in connection with the performance by the Company of its obligations under the Registration Rights Agreements (each as amended by the relevant Registration Rights Agreements Amendments), as to which such counsel need not express an opinion; all conditions precedent under the terms of the Indenture, the Warrant Agreement, the Notes Registration Rights

         Agreement and the Warrants Registration Rights Agreement have been satisfied pursuant to the terms on each such document for the valid execution and delivery by the Company of the First Supplemental Indenture, the First Supplemental Warrant Agreement, the Notes Registration Rights Agreement Amendment and the Warrants Registration Rights Agreement Amendment, respectively;

              (x) To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries or any of their respective property or assets is subject, which are not disclosed in the Offering Memorandum and which, if adversely decided, could, singly or in the aggregate with all other such proceedings, reasonably be expected to have a Material Adverse Effect or materially affect the consummation of the transactions contemplated by the Transaction Documents;

              (xi) The statements in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are true and accurate in all material respects and present fairly the information required to be shown (excluding matters arising under the Communications Act of 1934, as amended, or any rule or regulation of the Federal Communications Commission thereunder);

              (xii) Except as described in the Offering Memorandum and as provided in the Shareholders' Agreement dated as of August 15, 1994, to the knowledge of such counsel, no holder of any securities of the Company (except for the holders of the Securities, and the holders of the notes issued under the Indenture on June 15, 1995 and the holders of the warrants issued under the Warrant Agreement on June 15, 1995, as contemplated by the Original Offering Memorandum) or any other person has the right to have any securities of the Company included in any registration statement contemplated by the Registration Rights Agreements;

              (xiii) No registration of any of the Securities under the Act is required for the sale of the Securities to the Initial Purchaser as contemplated in this Agreement or for the Exempt Resales (assuming (A) that any person who buys the Securities in the Exempt Resales is an Eligible Purchaser, (B) the accuracy of the Initial Purchaser's representations and those of the Company in this Agreement regarding the absence of general solicitation in connection with the Exempt Resales and (C) the accuracy of the representations made by each Accredited Investor who purchases Securities pursuant to an Exempt Resale as set forth in the letter of representation executed by such Accredited Investor in the form of Annex A to the Offering Memorandum); and

              (xiv) Neither the consummation of the transactions contemplated hereby nor the sale, issuance, execution or delivery of the Securities, nor the application of the proceeds therefrom (if applied as described in the Offering Memorandum under the caption "Use of Proceeds"), will violate Regulation G (12 C.F.R. Part 207), T (12 C.F.R. Part 220), U (12 C.F.R. Part 221) or X (12 C.F.R. Part 224) of
         the Board of Governors of the Federal Reserve System.

         The opinion of such counsel shall be limited to the laws of the United States, the State of California and the internal corporation law of the State of Delaware.

         In giving such opinion, such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials; PROVIDED, HOWEVER, that such certificates have been delivered to the Initial Purchaser prior to the Closing Date. Such opinion shall be subject to customary exceptions and qualifications.

         (d) The Initial Purchaser shall have received on the Closing Date an opinion of Cahill Gordon & Reindel, counsel for the Initial Purchaser, dated the Closing Date, addressed to the Initial Purchaser and in form and substance satisfactory to the Initial Purchaser with respect to the Securities, the Transaction Documents and such other matters as may be requested by the Initial Purchaser and satisfactory in form and substance to the Initial Purchaser, and the Company shall have furnished to such counsel such documents and other instruments and information as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (e) The Initial Purchaser shall have received letters addressed to the Initial Purchaser, and dated the date hereof and the Closing Date, from Deloitte & Touche L.L.P., independent certified public accountants for the Company, substantially in the forms heretofore approved by the Initial Purchaser.

         (f) (i) There shall not have been any material change in the capital stock of the Company nor any material increase in the consolidated short-term or consolidated long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Offering Memorandum; (ii) there shall not have been, since the respective dates as of which information is given in the Offering Memorandum, except as may otherwise be expressly stated in the Offering Memorandum, any material adverse change in the condition (financial or other), business, prospects, liabilities (contingent or otherwise), properties, net worth, solvency or results of operations of the Company and the Subsidiaries taken as a whole; (iii) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the

    Company and the Subsidiaries taken as a whole, other than those reflected in the Offering Memorandum; (iv) each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; (v) the Company shall have executed and delivered each other Transaction Document; and (vi) the Initial Purchaser shall have received a certificate, dated the Closing Date and signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to the Initial Purchaser), to the effect set forth in this
    Section 7(f) and in Section 7(g) hereof, to the effect that the Company is not, nor will it be, after giving effect to the issuance of the Securities and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (x) insolvent, (y) left with unreasonably small capital with which to engage in its anticipated businesses or (z) incurring debts beyond its ability to pay such debts as they mature and to the effect that, to the knowledge of such individuals, the Offering Memorandum, and any amendment or supplement thereto, does not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (g) The Company shall not have failed at or prior to the Closing Date to have performed or complied in any material respect with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

         (h)  The Securities shall have been approved for trading on PORTAL.

         (i) he Initial Purchaser shall be satisfied in their sole discretion with the terms and provisions of the Warrant Agreement, the First Supplemental Indenture, the

    First Supplemental Warrant Agreement and the Registration Rights Agreements Amendments.

         (j) The Company shall have furnished or caused to be furnished to the Initial Purchaser such further certificates, documents and opinions as the Initial Purchaser shall have reasonably requested.

         (k) There shall not have been made any amendment or supplement to the Offering Memorandum (including the Supplemental Offering Memorandum) to which the Initial Purchaser has objected.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchaser and Cahill Gordon & Reindel, counsel for the Initial Purchaser.

         Any certificate or document signed by any officer of the Company and delivered to the Initial Purchaser, or to counsel for the Initial Purchaser, at the Closing, shall be deemed a representation and warranty by the Company to the Initial Purchaser as to the statements made therein.

         Acceptance of the proceeds of the issuance and sale of the Securities shall be a representation and warranty by the Company to the Initial Purchaser that each of the conditions set forth in clauses (a), (b), (f), (g), (h) and (k) of this Section 7 have been satisfied or, to the knowledge of the Company, waived.

         8. EXPENSES . (a) Whether or not the purchase and sale of the Securities hereunder is consummated or this Agreement is terminated pursuant to
Section 9 hereof, the Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, word processing, printing, delivery and reproduction of the Preliminary Supplemental Offering Memorandum, the Original Offering Memorandum and the

Supplemental Offering Memorandum (including financial statements thereto), and each amendment or supplement to any of them, this Agreement and each of the other Transaction Documents (including the reasonable disbursements of the Initial Purchaser's counsel in connection therewith); (ii) the delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Memorandum (including the Supplemental Offering Memorandum), the Preliminary Offering Memorandum and all amendments or supplements as may be reasonably requested for use in connection with the offering and sale of the Securities as part of the initial distribution thereof pursuant to Exempt Resales; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of the preliminary and supplemental Blue Sky Memoranda and all other agreements and documents printed (or reproduced) and delivered in connection with the offering of the Securities;
(v) the application for quotation of the Securities on PORTAL; (vi) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 4(f) hereof (including the fees, expenses and disbursements of counsel for the Initial Purchaser relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such qualification); (vii) the performance by the Company of its obligations under the Warrant Agreement, as amended by the First Supplemental Warrant Agreement, and the Registration Rights Agreements, as amended by the Registration Rights Agreements Amendments (including fees and expenses of the Trustee, the Warrant Agent and the transfer agent and registrar of the Warrant Shares, including fees and expenses of their respective counsel); (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (ix) the reasonable fees and expenses of Cahill Gordon & Reindel, counsel for the Initial Purchaser; and (x) the reasonable fees and disbursements of Ropes & Gray, counsel for certain prospective Eligible Purchasers. The Company hereby agrees that it will pay in full on the Closing Date (or in the event that this Agreement is terminated or there shall be a failure to consummate the transaction hereunder, upon request by such counsel) the fees and expenses referred to in clauses (vi), (ix) and (x) of this Section 8 by delivering to counsel for the Initial Purchaser on such date a check payable to such counsel in the requisite amount.

         (b) If the purchase and sale of the Securities hereunder is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 9 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by the Initial Purchaser in payment for the Securities on the Closing Date after all conditions set forth herein have been satisfied, the Company shall reimburse the Initial Purchaser promptly upon demand for all out-of-pocket expenses (including reasonable fees and expenses of counsel) that shall have been incurred by the Initial Purchaser in connection with the proposed purchase and sale of the Securities and the other transactions contemplated hereby.

         9. TERMINATION OF AGREEMENT . This Agreement shall be subject to termination in the absolute discretion of the Initial Purchaser, without liability on the part of the Initial Purchaser to the Company, by notice to the Company, if at or prior to the delivery and payment for Securities, (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited,
(ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States or the market for the Securities is such as to make it, in the sole judgment of the Initial Purchaser, impracticable or inadvisable to commence or continue the offering of the Securities on the terms set forth in the Offering Memorandum or to enforce contracts for the resale of the Securities by the Initial Purchaser. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         10. INFORMATION FURNISHED BY THE INITIAL PURCHASER. The statements set forth in [the last paragraph on the cover page and in the first and fourth paragraph under the caption "Plan of Distribution"] in the Offering Memorandum Supplement, constitute the only information furnished by or on behalf of the Initial Purchaser as such information is referred to in Sections 5(b) and 6 hereof.

         11. MISCELLANEOUS . Except as otherwise provided in Sections 4 and 9 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 125 Shoreway Road, San Carlos, CA 94070, Attention: President and Corporate Secretary, or (ii) if to the Initial Purchaser, to Smith Barney Inc., 338 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         This Agreement has been and is made solely for the benefit of the Initial Purchaser and the Company, and their respective directors, officers and the controlling persons referred to in Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the terms "successors and assigns" as used in this Agreement shall include a purchaser from the Initial Purchaser of any of the Securities in such purchaser's status as such purchaser.

         12. SURVIVAL. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company set forth in this Agreement or made by or on behalf of the Company (including, pursuant to any officer's certificate) pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Initial Purchaser, any director, officer, employee or agent of the Initial Purchaser or any controlling person referred to in Section 6 hereof, and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 8 and 13 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed within the State of New York.

                     [Remainder of Page Intentionally Left Blank]

         Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchaser.

                             Very truly yours,

                             CELLNET DATA SYSTEMS, INC.



                             By:
                                 ------------------------------------------
                                  Name:
                                        -----------------------------------
                                  Title:
                                        -----------------------------------


Confirmed as of the date first
above mentioned.

SMITH BARNEY INC.



By:
   ------------------------------------
    Name:
         -----------------------------
    Title:
          ----------------------------